William Blair Funds

Prospectus

March 1, 2014

as supplemented

March 7, 2014

Multi-Asset and Alternatives Funds

March 1, 2014

as supplemented

March 7, 2014

William Blair Funds

Multi-Asset and Alternative Funds	CLASS N	CLASS I	INSTITUTIONAL CLASS
William Blair Macro Allocation Fund	WMCNX	WMCIX	WMCJX
William Blair Commodity Strategy Long/Short Fund	WCSNX	WCSIX	WCSJX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

i

WILLIAM BLAIR MACRO ALLOCATION FUND	SUMMARY

INVESTMENT OBJECTIVE:     The William Blair Macro Allocation Fund (the “Fund” or the “Macro Fund”) seeks to maximize long-term risk-adjusted total return.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses
Shareholder Administration Fee	0.15%	0.15%	None
Dividend Expenses on Short Sales	0.14%	0.14%	0.14%
Remainder of Other Expenses	0.45%	0.33%	0.29%

Total Other Expenses	0.74%	0.62%	0.43%	*
Acquired Fund Fees and Expenses	0.19%	0.19%	0.19%

Total Annual Fund Operating Expenses**	1.98%	1.61%	1.42%
Fee Waiver and/or Expense Reimbursement***	0.30%	0.18%	0.14%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.68%	1.43%	1.28%

*	“Other Expenses” are estimated for the Institutional Class shares because Institutional Class shares were first issued on October 21, 2013.
**	The Total Annual Fund Operating Expenses and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratios of expenses to average net assets appearing in the Financial Highlights table for the Fund which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
***	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.35%, 1.10% and 0.95% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until February 28, 2015. The Advisor may not terminate this arrangement prior to February 28, 2015 unless the management agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s Commencement of Operations on November 29, 2011 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

Example:     This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$592	$1,040	$2,282
Class I	146	490	859	1,896
Institutional Class	130	436	763	1,690

Portfolio Turnover:     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:     In pursuing the Fund’s investment objective, the Advisor employs a dynamic, global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed-income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Advisor uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Advisor’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The Advisor believes that investment fundamentals determine future cash flows which will ultimately drive the value of asset classes and currencies. The Advisor’s goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation for the Fund’s portfolio construction.

The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, equity, fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities and real estate, and currencies. The Fund has no geographic or other limits on the allocation of its assets among asset classes. The Fund may invest its assets in any markets, including emerging markets, or asset classes that the Advisor believes to be appropriate for meeting the Fund’s investment objective. The Fund may also seek exposure to broad-based market indices, more narrowly focused customized trades or economic variables such as inflation rates. The Fund may seek long exposure to asset classes and currencies that the Advisor perceives will provide relatively attractive risk-adjusted returns and short exposure to asset classes and currencies that the Advisor perceives will provide relatively unattractive risk-adjusted returns, consistent with the Fund’s investment objective of maximizing long-term risk adjusted total return. The Fund may also use long and short exposures to manage risk.

There are many ways in which the Fund may obtain a desired long exposure. The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts. There are many ways in which the Fund may obtain a desired short exposure. The Fund may take short positions indirectly through ETFs, including inverse ETFs, and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. Futures would typically be on, though are not limited to, equity indexes and government bonds. Swaps would typically be on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes. The Fund may also enter into credit default swaps, including as the seller of a credit default swap. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies. The Fund may also invest in individual stocks, real estate investment trusts, closed-end funds, preferred stock, publicly traded partnerships, royalty income trusts, repurchase agreements and other equity securities, fixed-income securities and currencies for the purpose of effecting macro strategies. The Fund may engage in short sales on ETFs and individual securities. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both.

The Fund may increase or decrease its market and non-market risk exposures by increasing and decreasing leverage, or by increasing and decreasing cash and cash equivalents. Leverage may be used to achieve potentially higher returns through proportionally higher ex-ante risk exposures. Ex-ante risk exposure is the Advisor’s forward-looking, best estimate, of the Fund’s standard deviation from an expected return. Leverage would increase the expected return when opportunities are anticipated to be greater than normal, but will also increase risk.

PRINCIPAL RISKS:     The following is a summary of the principal risks associated with an investment in the Fund. The Fund may be subject to the following risks directly through investment in individual securities or indirectly through various instruments, including ETFs, exchange-traded notes or derivative instruments.

The Fund involves a high level of risk and may not be appropriate for everyone.     You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

Aggressive Investment Technique Risk.     The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include short sales, taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains. These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Asset Allocation Risk.     In allocating the Fund’s assets, the Advisor may favor markets or asset classes that perform poorly relative to other markets and asset classes.

Commodity Risk.     Investing in commodities may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply -related events in such countries could have a significant impact on the value of such commodities.

Counterparty and Contractual Default Risk.     The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy.

Credit Default Swap Risk.     Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

Credit Risk.     The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

The Fund’s investments in below investment grade securities (e.g., high yield or junk bonds) may have additional credit risk. Securities rated BBB or below by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below investment grade securities may decline in credit quality or go into default.

Currency Risk.     The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk.     Risks associated with derivatives, including futures, options, forward foreign currency contracts and swaps, may include the risk that the derivative is not well correlated with the security, index, currency or commodity to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter (“OTC”) derivatives subjects the Fund to credit risk of the counterparty. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Emerging Markets Risk.     Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

Exchange-Traded and Closed-End Fund Risk.     The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.

Exchange-Traded Note Risk.     The returns of exchange-traded notes (“ETNs”) are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Foreign Investment Risk.     The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies.

Geographic Risk.     To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Interest Rate Risk.     Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations. It is likely there will be less governmental intervention in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant and negatively impact the Fund’s net asset value.

Inverse ETF Risk.     An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. Short sale risk involves the risk that the inverse ETF may incur a loss by subsequently buying a security at a higher price than the price at which it previously sold the security short. Because a loss incurred by an inverse ETF on a short sale results from increases in the value of the security, such losses are theoretically unlimited. An investment in an inverse ETF could result in a loss of the entire investment in that particular ETF. To the extent the inverse ETF uses derivatives to achieve short exposure, it is subject to derivatives risk including the risk of leverage.

Leverage Risk.     The Fund’s investments in derivatives or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk.     Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Mortgage-Backed/Asset-Backed Securities Risk.     The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

Private Placement Risk.     Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Real Estate Risk.     Exposure to real estate markets, through securities of real estate investment trusts (“REITs”) or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Regulatory Risk.     Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the

Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Securities Market Risk.     The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Share Ownership Concentration Risk.    To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Short Position Risk.     The Fund will incur a loss as a result of a short position in a financial instrument if the price of the financial instrument increases in value between the date the short position is established and the date on which the Fund enters into an offsetting transaction. Short positions may be considered speculative transactions and involve special risks. The Fund’s losses are potentially unlimited in a short position transaction.

Short Sales Risk.     Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If the Fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, the Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Smaller Company Risk.     Securities of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Fund may invest in the equity securities of very small cap companies, often referred to as “micro-cap” companies. For purposes of the Fund, “micro-cap” companies are those with market capitalizations of $300 million or less at the time of the Fund’s investment. The considerations noted above are generally intensified for these investments.

Swap Risk.     Swaps that are not centrally cleared are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund. Swaps are also subject the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Tax Risk.     In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income (“qualifying income”). The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives, since income from commodity-linked derivatives may not constitute qualifying income to the Fund. Receipt of such income could cause the Fund to fail to qualify as a regulated investment company and be subject to U.S. federal income tax on its taxable income at corporate rates.

FUND PERFORMANCE HISTORY:     The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 10.70% (1Q12)	Lowest Quarterly Return (5.32)% (2Q12)

Average Annual Total Returns (For the periods ended December 31, 2013).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (November 29, 2011)
Class N Shares
Return Before Taxes	13.20%	14.46%
Return After Taxes on Distributions	12.30%	13.41%
Return After Taxes on Distributions and Sale of Fund Shares	7.80%	10.87%

Class I Shares
Return Before Taxes	13.39%	14.71%

Bank of America/Merrill Lynch 3-month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.09%
Long-Term Comparative Index* (reflects no deduction for fees, expenses or taxes)	5.62%	6.54%

*	The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% Bank of America/Merrill Lynch 3-month US Treasury Bill Index.

The Institutional Class shares were first issued on October 21, 2013 and do not have annual returns for a full calendar year. The returns for the Institutional Class shares will be substantially similar to those of the Class N shares shown in the bar chart and table above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the Institutional Class shares will differ from the Class N shares only to the extent that the expenses of the classes differ.

MANAGEMENT:

Investment Advisor.     William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).     Brian D. Singer, a Partner of the Advisor, and Thomas Clarke, a Partner of the Advisor, co-manage the Fund. Messrs. Singer and Clarke have each co-managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.     The minimum initial investment for a regular account or an Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.     The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.     The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:     If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR COMMODITY STRATEGY LONG/SHORT FUND	SUMMARY

INVESTMENT OBJECTIVE:     The William Blair Commodity Strategy Long/Short Fund (the “Fund” or the “Commodity Fund”) seeks long-term risk-adjusted total return.

FEES AND EXPENSES:     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee*	1.20%	1.20%	1.20%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	2.12%	2.13%	1.96%	**

Total Annual Fund Operating Expenses	3.57%	3.33%	3.16%
Fee Waiver and/or Expense Reimbursement***	1.82%	1.83%	1.81%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	1.50%	1.35%

*	The Advisor contractually agreed to reduce its management fee to 1.20% of average daily net assets effective March 1, 2014.
**	“Other Expenses” are estimated for the Institutional Class shares since no shares have been issued as of the date of this prospectus.
***	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.75%, 1.50% and 1.35% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until February 28, 2015. The Advisor may not terminate this arrangement prior to February 28, 2015 unless the management agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s Commencement of Operations on April 25, 2012 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

The Fund currently seeks commodities exposure through one or more total return swaps that subject the Fund to additional fees not reflected in the Annual Fund Operating Expenses table above or the Example below. The fees of the swaps are indirect costs of investing in the Fund and will affect the Fund’s performance. The estimated cost of the Fund’s investment in swaps during the fiscal year ended October 31, 2013 was 3.58% of average daily net assets. See page 14 of this Summary section for more details regarding the swap fees.

Example:     This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$178	$926	$1,695	$3,717
Class I	153	853	1,578	3,498
Institutional Class	137	805	1,497	3,341

Portfolio Turnover:     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:     The Fund’s investment strategies seek to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodities markets. The Fund seeks to provide exposure to the commodity trading strategies of independent commodity trading advisors (“CTAs”) selected by the Advisor, currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities. The Fund is classified as non-diversified.

Commodity Investments.     The Fund may invest in commodities through derivative instruments that provide exposure to commodity trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations and other pooled investment vehicles (collectively, “Underlying Vehicles”) managed by such CTAs. To a limited extent, the Fund may also invest in commodity-linked derivatives, such as futures, based on specific commodities or commodities indices and not tied to commodity trading strategies of CTAs. The derivative instruments in which the Fund invests, either directly or indirectly through investments in Underlying Vehicles, are used as a substitute for direct investments in commodities.

CTAs to whom the Fund will have exposure generally fall within one of the following three broad categories of managers:

Systematic:     The CTA seeks to exploit trending behavior of futures markets over various time frames by utilizing quantitative systems.

Fundamental:     The CTA conducts deep research into fundamental supply and demand factors that drive futures markets and uses specialized models, data sources and other tools to construct expectations of fundamental value.

Sector Specialist:     The CTA employs specialized knowledge, research and analysis systems to seek value from niche markets.

Within these three broad categories of managers, the CTAs may employ the following strategies: trend following, trend anticipation, reversion, breakout, pattern recognition, high-frequency trading, commodities trading, and fundamentally-based trading. Commodities to which the CTAs may seek exposure include, but are not limited to, grains, meats, energies, metals, and softs (e.g., cotton, sugar or coffee). The CTAs execute their commodity trading strategies primarily by taking long and short positions in commodity futures or options on commodity futures. The CTAs may also use other types of derivatives including financial futures, options, forwards and swap contracts.

While there is no limit on the number of CTAs that the Fund may seek exposure to, under normal market conditions, the Advisor anticipates that the Fund will have exposure to between 6 and 15 CTAs. In selecting the CTAs, the Advisor considers a number of factors, including, but not limited to:

•	Validity of strategy

•	Historical performance

•	Quality of investment process

•	Organizational depth and stability

•	Depth of professional resources

•	Asset capacity

•	Risk profile

•	Vehicle quality

•	Risk management

The Advisor monitors the CTAs on an ongoing basis and may adjust the Fund’s exposures to the CTAs from time to time. The Advisor seeks CTAs with well-defined strategies that are expected to exhibit low correlation to traditional market indices over the long-term and under normal market conditions. The Advisor also seeks CTAs that display deep knowledge of and experience with the markets in which they operate and an understanding of the risks associated with investing in those markets. The Advisor monitors the market exposures of each CTA in order to manage the Fund’s diversification in the commodities markets.

The Fund’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or Underlying Vehicles managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through one or more total return swaps (each a “Swap” and, collectively, the “Swaps”), a type of derivative instrument, based on a customized index (each an “Underlying Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. A Swap is based on a notional amount agreed to by the Advisor and the Swap counterparty, which may be adjusted from time to time. The aggregate notional amounts of the Swaps may exceed the net assets of the Fund. The Fund may request interim cash payments from a Swap counterparty on a periodic basis representing the increase in the value of a Swap and the Fund may make interim cash payments to a Swap counterparty or post collateral in an amount representing the decrease in the value of a Swap during the term of a Swap. Interim cash payments made by a Swap counterparty to the Fund may be subject to a fee. The Fund or a Swap counterparty may terminate a Swap with prior notice to the other party.

An Underlying Index may be calculated by a Swap counterparty or a third-party index calculation agent. In calculating an Underlying Index, the Swap counterparty or third-party index calculation agent calculates the returns of the CTAs included in the Underlying Index based on a notional allocation to each CTA. The level of the Fund’s exposure to the commodities markets through a Swap will depend on the notional amount of the Swap and the notional allocations to the CTAs included in the Underlying Index. The aggregate notional amounts of the Swaps and the sum of the notional allocations to each CTA included in the Underlying Indexes may exceed the net assets of the Fund. The Advisor may add or remove CTAs from an Underlying Index or increase or decrease the weighting given to a CTA included in an Underlying Index. The weightings given to each CTA included in an Underlying Index may differ and the exposure to each CTA trading strategy may be based on a different notional allocation.

The calculation of an Underlying Index and the related Swap value includes a deduction for fees of the Swap counterparty as well as fixed and performance fees of the CTAs included in the Underlying Index. Because an Underlying Index is designed to replicate the returns of CTAs selected by the Advisor, the performance of the Fund depends on the ability of the CTAs to generate returns in excess of the fees deducted from the Underlying Indexes and the Swaps. The fees of the Swap counterparties and the fixed fees of the CTAs are calculated based on the notional amounts of the Swaps and the notional allocations to the CTAs included in the Underlying Indexes. To the extent the aggregate notional amounts of the Swaps and the notional allocations to the CTAs included in the Underlying Indexes exceed the net assets of the Fund, the aggregate deduction for the fees of the Swap counterparties and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional amounts of the Swaps and the notional allocations to the CTAs included in the Underlying Indexes were equal to or less than the net assets of the Fund. The calculation of an Underlying Index also may include a deduction for the performance fees of the individual CTAs included in the Underlying Index. The deduction for performance fees in an Underlying Index is based on the performance results of each individual CTA’s trading strategy represented in the Underlying Index. Accordingly, a performance fee for one or more CTA trading strategies represented in an Underlying Index may be deducted in calculating the Underlying Index even if the aggregate returns of the trading strategies of the CTAs included in the Underlying Index are negative. During the Fund’s most recent fiscal year, the fees of the Swap counterparty equaled 0.50% of the aggregate notional allocations in the Underlying Index, the fixed fees of CTAs included in the Underlying Index generally ranged from 1% to 2% of the notional allocations to the CTAs, the performance fees of CTAs included in the Underlying Index generally ranged from 0% to 25% of the returns of the CTAs, and the total fees of the Fund’s Swap were $515,057, of which $194,287 were performance fees. The total fees of the Fund’s Swaps will vary depending on the fees of the Swap counterparties, the notional allocations to the CTAs included in the Underlying Indexes and their respective fixed and performance fees and the performance results of the CTA trading strategies.

In addition to the Swaps, the use of derivatives in Underlying Vehicles by the CTAs and any other commodity-linked derivative instruments invested in by the Fund, will also increase the Fund’s exposure to the commodities markets and, as a result, the Fund’s investment performance could be significantly impacted, both positively and negatively, by movements in the commodities markets.

The Fund’s investments in the Swaps, any Underlying Vehicles and other commodity-linked derivative instruments are made through William Blair CLS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Commodity Fund Subsidiary”). The Underlying Vehicles through which the Commodity Fund Subsidiary may invest may include one or more Underlying Vehicles that are wholly owned subsidiaries of the Commodity Fund Subsidiary. The Commodity Fund Subsidiary may also hold fixed-income securities, some of which may serve as margin or collateral for the Commodity Fund Subsidiary’s derivative positions. In accordance with federal income tax laws applicable to regulated investment companies, the Fund may only invest up to 25% of the value of its total assets in the Commodity Fund Subsidiary. However, the Commodity Fund Subsidiary’s investments in the Swaps, Underlying Vehicles, which use derivatives, and investments in commodity-linked derivatives will provide the Fund with leveraged exposure to the commodities markets in an amount greater than 25% of the value of its total assets. The Advisor, as part of its overall advisory services to the Fund, manages the investment and reinvestment of the assets of the Commodity Fund Subsidiary and administers the affairs of the Commodity Fund Subsidiary pursuant to a separate management agreement between the Advisor and the Commodity Fund Subsidiary that contains provisions substantially similar to those applicable to management agreements for registered investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Advisor receives no additional compensation for providing management and administrative services to the Commodity Fund Subsidiary. In managing the assets of the Commodity Fund Subsidiary, the Advisor applies the Fund’s investment policies and restrictions and the Fund’s compliance policies and procedures generally as if such assets were held directly by the Fund.

Fixed-Income Investments.     Assets not allocated to the Fund’s commodity investments are invested in fixed-income securities. The Fund’s fixed-income securities are U.S. dollar denominated and may include:

(1) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) corporate debt securities issued by domestic or foreign companies; (3) mortgage-backed securities and asset-backed securities, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, debit balances on credit card accounts or U.S. Government securities; and (4) money market instruments, including, but not limited to, those issued by domestic companies, the U.S. Government and its agencies and instrumentalities, U.S. banks and municipalities. The Fund may invest in money market mutual funds to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Fund generally purchases investment grade fixed-income securities rated in one of the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. However, the Fund may also purchase below investment grade securities (e.g., high yield or junk bonds), which are securities rated below Baa/BBB.

In choosing fixed-income securities for the Fund, the Advisor emphasizes individual security selection, as well as shifts in the Fund’s portfolio among market sectors. To a lesser extent, the Advisor actively manages the Fund’s average duration. However, the Fund does not have limits on duration, and the Fund’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

PRINCIPAL RISKS:     The following is a summary of the principal risks associated with an investment in the Fund. The Fund may be subject to the following risks directly through investment in individual securities or indirectly through various instruments, including derivative instruments or Underlying Vehicles.

The Fund involves a high level of risk and may not be appropriate for everyone.     You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

Aggressive Investment Technique Risk.     The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to investments in the Swaps and Underlying Vehicles and the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains. These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Commodities Market Risk.     The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting commodities markets generally or particular segments of the commodities markets. The Advisor may favor commodities markets or asset classes that perform poorly relative to other commodities markets and asset classes. To the extent that the Commodity Fund Subsidiary’s assets are invested in commodities markets or asset classes that underperform the general stock market, the Fund would perform poorly relative to a portfolio invested primarily in the general stock market.

Commodity Risk.     Investing in the commodities markets and investing in commodity-linked derivative instruments, such as futures and swaps, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

Counterparty and Contractual Default Risk.     The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy.

Credit Risk.     The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Currency Risk.     The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk.     Risks associated with derivatives, including futures, options, forward foreign currency contracts and swaps, may include the risk that the derivative is not well correlated with the commodity, security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of over-the-counter (“OTC”) derivatives subjects the Fund to credit risk of the counterparty. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Emerging Markets Risk.     Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

Foreign Investment Risk.     The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies.

Geographic Risk.     To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Interest Rate Risk.     Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations. It is likely there will be less governmental intervention in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant and negatively impact the Fund’s net asset value.

Leverage Risk.     The Fund’s investments in derivatives, including the Swaps, or exposure to derivatives through Underlying Vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk.     Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. The Fund’s investment in the Swaps and Underlying Vehicles are subject to liquidity risk.

Mortgage-Backed/Asset-Backed Securities Risk.     The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

New Fund Risk.     Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversified Risk.     The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings may have a significant impact on the overall performance of the Fund.

Private Placement Risk.     Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Regulatory Risk.     Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010) could also prevent the Fund from using certain instruments, including one or more of the Swaps.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Short Position Risk.     The Fund will incur a loss as a result of a short position in a financial instrument if the price of the financial instrument increases in value between the date the short position is established and the date on which the Fund enters into an offsetting transaction. Short positions may be considered speculative transactions and involve special risks. The Fund’s losses are potentially unlimited in a short position transaction.

Share Ownership Concentration Risk.    To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Subsidiary Risk.     The Commodity Fund Subsidiary is not registered under the 1940 Act and is not subject to the investor protections of the 1940 Act. By investing in the Commodity Fund Subsidiary, the Fund is exposed to the risks associated with the Commodity Fund Subsidiary’s investments. In addition, the Fund has agreed with a Swap counterparty to guarantee the obligations of the Commodity Fund Subsidiary to the Swap counterparty. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Commodity Fund Subsidiary to operate as described in the Prospectus and could adversely affect the Fund.

Swap Risk.    Swaps that are not centrally cleared are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund. Swaps are also subject the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. As described in the Principal Investment Strategies section, the Fund currently invests through the Commodity Fund Subsidiary in one or more Swaps. The Fund’s investments in the Swaps are subject to Leverage Risk as described above because the aggregate notional amounts of the Swaps and/or the aggregate notional allocations to the

CTAs included in the Underlying Indexes may exceed the net assets of the Fund. The Fund’s returns are reduced or its losses increased by the fees associated with the Swaps, which are the fees deducted in the calculation of the Swap values and the levels of the Underlying Indexes. The fees associated with the Swaps, which may be significant, will vary depending on the notional amounts of the Swaps, the notional allocations to the CTAs included in the Underlying Indexes and the performance of the CTA trading strategies and are separate from and in addition to the Fund’s operating expenses shown in the Annual Fund Operating Expenses table. In addition, there is the risk that a Swap may be terminated by the Fund or the Swap counterparty in accordance with its terms or as a result of regulatory changes as described in Regulatory Risk above. If one or more Swaps were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

Tax Risk.     In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income (“qualifying income”). The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives, since income from commodity-linked derivatives may not constitute qualifying income to the Fund. Receipt of such income could cause the Fund to fail to qualify as a regulated investment company and be subject to U.S. federal income tax on its taxable income at corporate rates. The Fund has applied for a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income derived from the Fund’s investment in the Commodity Fund Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Fund. The Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary. Advice of tax counsel is not binding of the IRS or the courts. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that income derived from the Fund’s investment in the Commodity Fund Subsidiary does not constitute qualifying income to the Fund, in which case, the Fund could fail to qualify as a regulated investment company and could be subject to federal income tax at the fund level. Should the IRS take action that adversely affects the tax treatment of income derived from the Fund’s investment in the Commodity Fund Subsidiary, the Fund could be limited in its ability to implement its current investment strategies and the Fund may need to significantly change its investment strategies, which could adversely affect the Fund. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-linked derivatives and income from the Commodity Fund Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Underlying Vehicle Risk.     The Underlying Vehicles in which the Fund may invest are subject to specific risks, depending on the strategy and investment techniques employed by the CTA. These risks, as described herein, include Aggressive Investment Technique Risk, Commodities Market Risk, Commodity Risk, Derivatives Risk and Leverage Risk and may also include Currency Risk, Emerging Markets Risk, Foreign Investment Risk, Liquidity Risk, Short Position Risk and Swap Risk. By investing in the Fund, shareholders of the Fund will indirectly bear the fees and expenses of any Underlying Vehicles, including fees paid to the CTAs of the Underlying Vehicles, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Vehicles and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Vehicles. CTAs will charge fees for the services they provide to the Underlying Vehicles. These fees may be fixed and/or performance-based. Fees charged by the CTAs typically are based on the leveraged account size and not the actual cash invested in the Underlying Vehicle. Fixed fees may range from 1% to 3% of the leveraged account size. To the extent the aggregate leveraged account sizes of the Underlying Vehicles exceed the net assets of the Fund, the fixed fees of the CTAs would exceed 3% as a percentage of the Fund’s net assets. Performance-based fees may range from 15% to 30% of each Underlying Vehicle’s returns and are computed for each Underlying Vehicle without regard to the performance of the Fund or other Underlying Vehicles. Accordingly, the Fund may pay a performance fee to a CTA with positive investment performance, even if the Fund’s overall returns are flat or negative.

In addition, certain of the Underlying Vehicles in which the Fund may invest may be commodity pools, which are subject to regulation under the Commodity Exchange Act and CFTC rules. Compliance with the Commodity Exchange Act and CFTC rules subjects commodity pools to additional laws, regulations and enforcement policies, which may increase compliance costs and may affect the cost of investing in the Underlying Vehicle.

FUND PERFORMANCE HISTORY:     The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of the Fund’s performance in the calendar year since the Fund started for Class N shares.

Highest Quarterly Return 0.43% (3Q13)	Lowest Quarterly Return (1.96)% (4Q13)

Average Annual Total Returns (For the periods ended December 31, 2013). The table shows returns on a before-tax and after-tax basis for Class N shares and on a before tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (April 25, 2012)
Class N Shares
Return Before Taxes	(3.60)%	(4.41)%
Return After Taxes on Distributions	(4.21)%	(4.84)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.03)%	(3.53)%
Class I Shares
Return Before Taxes	(3.45)%	(4.18)%
Morningstar Long/Short Commodity Index* (reflects no deduction for fees, expenses or taxes)	5.20%	(6.30)%

*	The Morningstar Long/Short Commodity Index is a commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat. The momentum rule compares a commodity's price to its 12-month moving average. If at monthly rebalance a commodity price is above its 12-month moving average, the index will take a long position. If the price is below its 12-month moving average, the index will take a short position. However, if the commodity is in the energy sector and the price is below its 12-month moving average, the index takes a flat position (position moved to cash).

There were no Institutional Class shares issued as of December 31, 2013. The returns for the Institutional Class shares will be substantially similar to those of the Class N shares shown in the bar chart and table above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the Institutional Class shares will differ from the Class N shares only to the extent that the expenses of the classes differ.

MANAGEMENT:

Investment Advisor.     William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).     John Abunassar, an Associate of the Advisor, Peter Carl, an Associate of the Advisor, D. Trowbridge Elliman III, an Associate of the Advisor, Jason Moede, an Associate of the Advisor, Christopher Walvoord, an Associate of the Advisor, and Brian Ziv, a Partner of the Advisor, co-manage the Fund. Messrs. Abunassar, Carl, Elliman, Walvoord and Ziv have each co-managed the Fund since its inception in 2012. Mr. Moede has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.     The minimum initial investment for a regular account or an Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.     The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.     The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.     Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:     If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives and Strategies

The Macro Fund seeks to maximize long-term risk-adjusted total return.

The Commodity Fund seeks long-term risk-adjusted total return.

The Summary Sections describe each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types discussed in the Summary Sections are further described in the Investment Glossary contained herein and in the Statement of Additional Information.

Temporary Defensive Position.     Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, each Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When a Fund is invested defensively, it may not meet its investment objective.

Portfolio Turnover.     Each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, each Fund may realize significant short-term and long-term capital gains, which will result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower each Fund’s effective return for investors.

Portfolio Holdings.     A description on the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Statement of Additional Information.

Use of Subsidiary.     A Fund will seek exposure to the commodities markets by investing a portion of its assets in its Subsidiary. The Advisor, as part of its overall advisory services to each Fund, manages the investment and reinvestment of the assets of the Fund’s Subsidiary and administers the affairs of the Subsidiary. The Advisor receives no additional compensation for providing management and administrative services to the Subsidiary. In managing the assets of a Fund’s Subsidiary, the Advisor applies the Fund’s investment policies and restrictions and the Fund’s compliance policies and procedures generally as if such assets were held directly by the Fund. The financial statements of a Fund’s Subsidiary will be consolidated with the financial statements of the Fund and the consolidated financial statements will be included in the Fund’s annual and semi-annual reports to shareholders. As of the date of this Prospectus, William Blair MAS Ltd., a wholly owned subsidiary of the Macro Fund organized under the laws of the Cayman Islands (the “Macro Fund Subsidiary”) is not operational and the Macro Fund is not currently investing in the Macro Fund Subsidiary.

Investments by a Fund in its Subsidiary are expected to provide exposure to the commodities markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a Fund must, among other things, satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a Fund is subject to this limit, the Fund may not invest any more than 25% of the value of its total assets in its Subsidiary. In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a Fund. If a Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other non-qualifying income, causes the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. The Funds have applied for a private letter ruling from the IRS confirming that income derived from a Fund’s investment in its respective Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Funds.

Special Considerations for the Commodity Fund.     The Fund’s investment strategies seek to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodities markets. The Fund seeks to provide exposure to the commodity trading strategies of CTAs selected by the Advisor, currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities.

Commodity Investments.     The Fund may invest in commodities through derivative instruments that provide exposure to commodity trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations and other pooled investment vehicles (collectively, “Underlying Vehicles”) managed by such CTAs. To a limited extent, the Fund may also invest in commodity-linked derivatives, such as futures, based on specific commodities or commodities indices and not tied to commodity trading strategies of CTAs. The derivative instruments in which the Fund invests, either directly or indirectly through investments in Underlying Vehicles, are used as a substitute for direct investments in commodities.

CTAs to whom the Fund will have exposure generally fall within one of the following three broad categories of managers:

Systematic:     The CTA seeks to exploit trending behavior of futures markets over various time frames by utilizing quantitative systems.

Fundamental:     The CTA conducts deep research into fundamental supply and demand factors that drive futures markets and uses specialized models, data sources and other tools to construct expectations of fundamental value.

Sector Specialist:     The CTA employs specialized knowledge, research and analysis systems to seek value from niche markets.

Within these three broad categories of managers, the CTAs may employ the following strategies: trend following, trend anticipation, reversion, breakout, pattern recognition, high-frequency trading, commodities trading, and fundamentally-based trading. Commodities to which the CTAs may seek exposure include, but are not limited to, grains, meats, energies, metals, and softs (e.g., cotton, sugar or coffee). The CTAs execute their commodity trading strategies primarily by taking long and short positions in commodity futures or options on commodity futures. The CTAs may also use other types of derivatives including financial futures, options, forwards and swap contracts.

While there is no limit on the number of CTAs that the Fund may seek exposure to, under normal market conditions, the Advisor anticipates that the Fund will have exposure to between 6 and 15 CTAs. In selecting the CTAs, the Advisor considers a number of factors, including, but not limited to:

•	Validity of strategy

•	Historical performance

•	Quality of investment process

•	Organizational depth and stability

•	Depth of professional resources

•	Asset capacity

•	Risk profile

•	Vehicle quality

•	Risk management

The Advisor monitors the CTAs on an ongoing basis and may adjust the Fund’s exposures to the CTAs from time to time. The Advisor seeks CTAs with well-defined strategies that are expected to exhibit low correlation to traditional market indices over the long-term and under normal market conditions. The Advisor also seeks CTAs that display deep knowledge of and experience with the markets in which they operate and an understanding of the risks associated with investing in those markets. The Advisor monitors the market exposures of each CTA in order to manage the Fund’s diversification in the commodities markets.

The Fund’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or Underlying Vehicles managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through one or more total return swaps (each a “Swap” and, collectively, the “Swaps”), a type of derivative instrument, based on a customized index (each an “Underlying Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. A Swap is based on a notional amount agreed to by the Advisor and the Swap counterparty, which may be adjusted from time to time. The aggregate notional amounts of the Swaps may exceed the net assets of the Fund. The Fund may request interim cash payments from a Swap counterparty on a periodic basis representing the increase in the value of a Swap and the Fund may make interim cash payments to a Swap counterparty or post collateral in an amount representing the decrease in the value of a Swap during the term of a Swap. Interim cash payments made by a Swap counterparty to the Fund may be subject to a fee. The Fund or a Swap counterparty may terminate a Swap with prior notice to the other party.

An Underlying Index may be calculated by a Swap counterparty or a third-party index calculation agent. In calculating an Underlying Index, the Swap counterparty or third-party index calculation agent calculates the returns of the CTAs included in the Underlying Index based on a notional allocation to each CTA. The level of the Fund’s exposure to the commodities markets through a Swap will depend on the notional amount of the Swap and the notional allocations to the CTAs included in the Underlying Index. The aggregate notional amounts of the Swaps and the sum of the notional allocations to each CTA included in the Underlying Indexes may exceed the net assets of the Fund. The Advisor may add or remove CTAs from an Underlying Index or increase or decrease the weighting given to a CTA included in an Underlying Index. The weightings given to each CTA included in an Underlying Index may differ and the exposure to each CTA trading strategy may be based on a different notional allocation.

The calculation of an Underlying Index and the related Swap value includes a deduction for fees of the Swap counterparty as well as fixed and performance fees of the CTAs included in the Underlying Index. Because an Underlying Index is designed to replicate the returns of CTAs selected by the Advisor, the performance of the Fund depends on the ability of the CTAs to generate returns in excess of the fees deducted from the Underlying Indexes and the Swaps. The fees of the Swap counterparties and the fixed fees of the CTAs are calculated based on the notional amounts of the Swaps and the notional allocations to the CTAs included in the Underlying Indexes. To the extent the aggregate notional amounts of the Swaps and the notional allocations to the CTAs included in the Underlying Indexes exceed the net assets of the Fund, the aggregate deduction for the fees of the Swap counterparties and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional amounts of the Swaps and the notional allocations to the CTAs included in the Underlying Indexes were equal to or less than the net assets of the Fund. The calculation of an Underlying Index also may include a deduction for the performance fees of the individual CTAs included in the Underlying Index. The deduction for performance fees in an Underlying Index is based on the performance results of each individual CTA’s trading strategy represented in the Underlying Index. Accordingly, a performance fee for one or more CTA trading strategies represented in an Underlying Index may be deducted in calculating the Underlying Index even if the aggregate returns of the trading strategies of the CTAs included in the Underlying Index are negative. During the Fund’s most recent fiscal year, the fees of the Swap counterparty equaled 0.50% of the aggregate notional allocations in the Underlying Index, the fixed fees of CTAs included in the Underlying Index generally ranged from 1% to 2% of the notional allocations to the CTAs, the performance fees of CTAs included in the Underlying Index generally ranged from 0% to 25% of the returns of the CTAs, and the total fees of the Fund’s Swap were $515,057, of which $194,287 were performance fees. The total fees of the Fund’s Swaps will vary depending on the fees of the Swap counterparties, the notional allocations to the CTAs included in the Underlying Indexes and their respective fixed and performance fees and the performance results of the CTA trading strategies.

In addition to the Swaps, the use of derivatives in Underlying Vehicles by the CTAs and any other commodity-linked derivative instruments invested in by the Fund, will also increase the Fund’s exposure to the commodities markets and, as a result, the Fund’s investment performance could be significantly impacted, both positively and negatively, by movements in the commodities markets.

The Fund’s investments in the Swaps, any Underlying Vehicles and other commodity-linked derivative instruments are made through the Commodity Fund Subsidiary. The Commodity Fund Subsidiary may also hold fixed-income securities, some of which may serve as margin or collateral for the Commodity Fund Subsidiary’s derivative positions. The Commodity Fund Subsidiary has engaged the same service providers as the Fund. The Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary.

Fixed-Income Investments.     Assets not allocated to the Fund’s commodity investments are invested in fixed-income securities. The Fund’s fixed-income securities are U.S. dollar denominated and may include: (1) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) corporate debt securities issued by domestic or foreign companies; (3) mortgage-backed securities and asset-backed securities, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, debit balances on credit card accounts or U.S. Government securities; and (4) money market instruments, including, but not limited to, those issued by domestic companies, the U.S. Government and its agencies and instrumentalities, U.S. banks and municipalities. The Fund may invest in money market mutual funds to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Fund generally purchases investment grade fixed-income securities rated in one of the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. However, the Fund may also purchase below investment grade securities (e.g., high yield or junk bonds), which are securities rated below Baa/BBB.

In choosing fixed-income securities for the Fund, the Advisor emphasizes individual security selection, as well as shifts in the Fund’s portfolio among market sectors. To a lesser extent, the Advisor actively manages the Fund’s average duration. However, the Fund does not have limits on duration, and the Fund’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

The Fund may use futures, options and swaps to hedge against movements in interest rates and credit spreads and to manage duration. Specifically, the Fund may purchase or sell futures contracts on U.S. Treasury securities, buy options on futures and enter into credit default swaps on a credit default swap index.

The Fund also may purchase and sell mortgage-backed to-be-announced (TBA) securities to hedge against movements in interest rates and for risk management purposes.

Additional Information About the Funds.     Each Fund is a series of William Blair Funds, an open-end management investment company. The Advisor provides management and investment advisory services to each Fund. This prospectus doesn’t tell you about every policy or risk of investing in each Fund. If you want more information on each Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

PRINCIPAL RISKS

The following is a description of the principal risks associated with an investment in the Funds. The Funds may be subject to the following risks directly through investment in individual securities or indirectly through various instruments in which the Funds may invest.

Aggressive Investment Technique Risk (Macro Fund and Commodity Fund).     The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of swap agreements, futures contracts, options on futures contracts, securities and indices, forward contracts and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains. These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Asset Allocation Risk (Macro Fund).     In allocating the Fund’s assets, the Advisor may favor markets or asset classes that perform poorly relative to other markets and asset classes.

Commodities Market Risk (Commodity Fund).     The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting commodities markets generally or particular segments of the commodities markets. The Advisor may favor commodities markets or asset classes that perform poorly relative to other commodities markets and asset classes. To the extent that the Commodity Fund Subsidiary’s assets are invested in commodities markets or asset classes that underperform the general stock market, the Fund would perform poorly relative to a portfolio invested primarily in the general stock market.

Commodity Risk (Macro Fund and Commodity Fund).     Investing in commodities may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply -related events in such countries could have a significant impact on the value of such commodities.

Counterparty and Contractual Default Risk (Macro Fund and Commodity Fund).     The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

Credit Default Swap Risk (Macro Fund and Commodity Fund).     Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

Credit Risk (Macro Fund and Commodity Fund).    The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the issuer itself. While the U.S. Government may provide financial support to such agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

The Fund’s investments in below investment grade securities (e.g., high yield or junk bonds) may have additional credit risk. Securities rated BBB or below by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below investment grade securities may decline in credit quality or go into default.

Currency Risk (Macro Fund and Commodity Fund).     The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk (Macro Fund and Commodity Fund).     Risks associated with derivatives, including futures, options, forward foreign currency contracts and swaps, may include the risk that the derivative is not well correlated with the commodity, security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Macro Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter (“OTC”) derivatives subjects the Fund to credit risk of the counterparty. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Emerging Markets Risk (Macro Fund and Commodity Fund).     Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be less established than in developed countries and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries.

The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the financial markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Prior governmental approval of non-domestic investments may be required and foreign investment in domestic companies may be subject to limitation in some emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Exchange-Traded and Closed-End Fund Risk (Macro Fund).     The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in exchange-traded funds (“ETFs”) and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.

Exchange-Traded Note Risk (Macro Fund).     The returns of exchange-traded notes (“ETNs”) are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Foreign Investment Risk (Macro Fund and Commodity Fund).     The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for domestic markets. Foreign investments may be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the Fund’s foreign investments either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

Geographic Risk (Macro Fund and Commodity Fund).     To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Interest Rate Risk (Macro Fund and Commodity Fund).     Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations. The Fund’s investment in variable rate securities will generally be less sensitive to interest rate changes, but such securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. It is likely there will be less governmental intervention in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant and negatively impact the Fund’s net asset value.

Inverse ETF Risk (Macro Fund).     An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. Short sale risk involves the risk that the inverse ETF may incur a loss by subsequently buying a security at a higher price than the price at which it previously sold the security short. Because a loss incurred by an inverse ETF on a short sale results from increases in the value of the security, such losses are theoretically unlimited. An investment in an inverse ETF could result in a loss of the entire investment in that particular ETF. To the extent the inverse ETF uses derivatives to achieve short exposure, it is subject to derivatives risk including the risk of leverage.

Leverage Risk (Macro Fund and Commodity Fund).     The Fund’s investments in derivatives (including the Swaps for the Commodity Fund) or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk (Macro Fund and Commodity Fund).     Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. Securities subject to liquidity risk in which the Fund may invest include emerging markets securities, private placements, Rule 144A securities, below investment grade securities and other securities without an established market. The Commodity Fund’s investment in the Swaps and Underlying Vehicles and the Macro Fund’s investment in securities of smaller companies are also subject to liquidity risk.

Mortgage-Backed/Asset-Backed Securities Risk (Macro Fund and Commodity Fund).     The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets. During periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and may reduce its value. When interest rates decline, property owners may prepay their mortgages more quickly than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to similar extension and prepayment risks as those described above for mortgage-backed securities.

Mortgage-Backed To-Be-Announced (TBA) Securities Risk (Macro Fund and Commodity Fund).     To the extent the Fund purchases or sells mortgage-backed to-be-announced (TBA) securities, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

New Fund Risk (Commodity Fund).     Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversified Risk (Commodity Fund).     The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings may have a significant impact on the overall performance of the Fund.

Private Placement Risk (Macro Fund and Commodity Fund).     Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Real Estate Risk (Macro Fund).     Exposure to real estate markets, through securities of real estate investment trusts (“REITs”) or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Regulatory Risk (Macro Fund and Commodity Fund).     Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010) could also prevent the Fund from using certain instruments (including one or more of the Swaps for the Commodity Fund).

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

The Advisor is registered with the National Futures Association as a “commodity pool operator” and the Advisor will act as such with respect to the operation of the Fund and its Subsidiary as a result of CFTC regulations. As a result, the Advisor and the Fund are subject to dual regulation by the CFTC and the SEC. The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Advisor has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Fund by filing a notice with the National Futures Association. The Fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

Securities Market Risk (Macro Fund).     The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Share Ownership Concentration Risk (Macro Fund and Commodity Fund).     To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Short Position Risk (Macro Fund and Commodity Fund).     The Fund will incur a loss as a result of a short position in a financial instrument if the price of the financial instrument increases in value between the date the short position is established and the date on which the Fund enters into an offsetting transaction. Short positions may be considered speculative transactions and involve special risks. The Fund’s losses are potentially unlimited in a short position transaction.

Short Sales Risk (Macro Fund).     Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If the Fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, the Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Smaller Company Risk (Macro Fund).     Securities of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Fund may invest in the equity securities of very small cap companies, often referred to as “micro-cap” companies. For purposes of the Fund, “micro-cap” companies are those with market capitalizations of $300 million or less at the time of the Fund’s investment. The considerations noted above are generally intensified for these investments.

Subsidiary Risk (Macro Fund and Commodity Fund).     The Subsidiary is not registered under the 1940 Act and is not subject to the investor protections of the 1940 Act. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. In addition, the Commodity Fund has agreed to guarantee the obligations of the Commodity Fund Subsidiary to the Swap counterparty. As described in Tax Risk below, the Fund has applied for a private letter ruling from the IRS with respect to income derived from its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and could adversely affect the Fund.

Swap Risk (Macro Fund and Commodity Fund).     Swaps that are not centrally cleared are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund. Swaps are also subject the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

The Commodity Fund currently invests through the Commodity Fund Subsidiary in one or more Swaps. The Commodity Fund’s investments in Swaps are subject to Leverage Risk as described above because the aggregate notional amounts of the Swaps and/or the aggregate notional allocations to the CTAs included in the Underlying Indexes may exceed the net assets of the Commodity Fund. The Commodity Fund’s returns are reduced or its losses increased by the fees associated with the Swaps, which are the fees deducted in the calculation of the Swap values and the levels of the Underlying Indexes. The fees associated with the Swaps, which may be significant, will vary depending on the notional amounts of the Swaps, the notional allocations to the CTAs included in the Underlying Indexes and the performance of the CTA trading strategies and are separate from and in addition to the Commodity Fund’s operating expenses shown in the Annual Fund Operating Expenses table. In addition, there is the risk that a Swap may be terminated by the Commodity Fund or the Swap counterparty in accordance with its terms or as a result of regulatory changes as described in Regulatory Risk above. If one or more Swaps were to terminate, the Commodity Fund may be unable to implement its investment strategies with respect to commodities investments and the Commodity Fund may not be able to seek to achieve its investment objective.

Tax Risk (Macro Fund and Commodity Fund).     In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income (“qualifying income”). The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives, since income from commodity-linked derivatives may not constitute qualifying income to the Fund. Receipt of such income could cause the Fund to fail to qualify as a regulated investment company and be subject to U.S. federal income tax on its taxable income at corporate rates. The Fund has applied for a private letter ruling from the IRS confirming that income derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Fund. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-linked derivatives and income from the Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

The Commodity Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary. Advice of tax counsel is not binding of the IRS or the courts. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that income derived from the Commodity Fund’s investment in the Commodity Fund Subsidiary does not constitute qualifying income to the Commodity Fund, in which case, the Commodity Fund could fail to qualify as a regulated investment company and could be subject to federal income tax at the fund level. Should the IRS take action that adversely affects the tax treatment of income derived from the Commodity Fund’s investment in the Commodity Fund Subsidiary, the Commodity Fund could be limited in its ability to implement its current investment strategies and the Commodity Fund may need to significantly change its investment strategies, which could adversely affect the Commodity Fund.

Underlying Vehicle Risk (Commodity Fund).     The Underlying Vehicles in which the Fund may invest are subject to specific risks, depending on the strategy and investment techniques employed by the CTA. These risks, as described herein, include Aggressive Investment Technique Risk, Commodities Market Risk, Commodity Risk, Derivatives Risk and Leverage Risk and may also include Currency Risk, Emerging Markets Risk, Foreign Investment Risk, Liquidity Risk, Short Position Risk and Swap Risk. By investing in the Fund, shareholders of the Fund will indirectly bear the fees and expenses of any Underlying Vehicles, including fees paid to the CTAs of the Underlying Vehicles, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Vehicles and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Vehicles. CTAs will charge fees for the services they provide to the Underlying Vehicles. These fees may be fixed and/or performance-based. Fees charged by the CTAs typically are based on the leveraged account size and not the actual cash invested in the Underlying Vehicle. Fixed fees may range from 1% to 3% of the leveraged account size. To the extent the aggregate leveraged account sizes of the Underlying Vehicles exceed the net assets of the Fund, the fixed fees of the CTAs would exceed 3% as a percentage of the Fund’s net assets. Performance-based fees may range from 15% to 30% of each Underlying Vehicle’s returns and are computed for each Underlying Vehicle without regard to the performance of the Fund or other Underlying Vehicles. Accordingly, the Fund may pay a performance fee to a CTA with positive investment performance, even if the Fund’s overall returns are flat or negative.

In addition, certain of the Underlying Vehicles in which the Fund may invest may be commodity pools, which are subject to regulation under the Commodity Exchange Act and CFTC rules. Compliance with the Commodity Exchange Act and CFTC rules subjects commodity pools to additional laws, regulations and enforcement policies, which may increase compliance costs and may affect the cost of investing in the Underlying Vehicle.

MANAGEMENT OF THE FUNDS

Trustees, Officers and Advisor.    The Board of Trustees of the William Blair Funds (the “Trust”) has overall management responsibility. The duties of the trustees and officers of the Trust include overseeing the business affairs of the Trust, monitoring investment activities and practices and considering and acting upon future plans for the Trust. The Statement of Additional Information has the names of and additional information about the trustees and officers of the Trust. Subject to the oversight of the Board of Trustees, the Advisor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to each Fund, including making decisions regarding Fund portfolio transactions. The Advisor is also the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares (the “Distributor”). William Blair & Company, L.L.C. was founded over 75 years ago by William McCormick Blair. As of December 31, 2013, the firm had over 1,150 employees, including approximately 170 partners.

The Investment Management Department oversees the assets of the Trust, along with corporate pension plans, endowments and foundations and individual accounts. As of December 31, 2013, the department managed over $61 billion in equities, fixed-income securities and cash equivalents.

The Advisor firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 49 portfolio managers, supported by a team of analysts. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940.

For the fiscal year ended October 31, 2013, each Fund was contractually obligated to pay the Advisor a management fee based upon the percentage of the Fund’s average daily net assets as shown below:

Fund	Fee as a % of Average Daily Net Assets
Macro Fund	0.80%
Commodity Fund	1.40%(1)

(1)	Effective March 1, 2014, the management fee to be paid to the Advisor was reduced to 1.20% from 1.40% of average daily net assets.

The Advisor has entered into a contractual agreement with each Fund to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to the levels reflected in the table below until February 28, 2015. The agreement terminates upon the earlier of February 28, 2015 or the termination of the management agreement.

Fund	Class N	Class I	Institutional Class
Macro Fund	1.35%	1.10%	0.95%
Commodity Fund	1.75%	1.50%	1.35%

Because of the expense limitation agreement, each Fund may pay the Advisor less than the contractual management fee. For the Commodity Fund and the Macro Fund, the Advisor is entitled for a period of three years subsequent to each Fund’s Commencement of Operations to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the operating expense limitation.

Board Considerations of Management Agreement.    The Semi-Annual Report for the period ending April 30, 2014 will contain a discussion regarding the factors the Board of Trustees considered for the renewal of the Management Agreement for each Fund.

Portfolio Management.    Additional information is provided below on each Fund’s portfolio managers. The Statement of Additional Information provides additional information about the portfolio managers including the structure of their compensation, other accounts they manage and their ownership of securities in the Fund.

The Macro Fund is co-managed by Brian D. Singer and Thomas Clarke. Messrs. Singer and Clarke are responsible for investment strategy, asset and currency allocation, and portfolio construction.

Brian D. Singer, a Partner of William Blair & Company, L.L.C., has co-managed the Macro Fund since its inception in 2011. He joined the firm in 2011. Prior to joining William Blair, he was a Managing Partner and Head of Investment Strategies at Singer Partners, LLC from 2009 to 2011. Prior to that, he was the head of UBS Global Investment Solutions Group and Americas’ Chief Investment Officer, UBS Global Asset Management (Americas) Inc., from 2003 to 2007. He serves on the Exeter College at Oxford University Endowment Investment Committee and is the chairman of the Milton Friedman inspired organization “Free To Choose Network.” He has the Chartered Financial Analyst designation and is a member of the CFA Institute. Education: B.A., Economics, Northwestern University; M.B.A., University of Chicago.

Thomas Clarke, a Partner of William Blair & Company, L.L.C., has co-managed the Macro Fund since its inception in 2011. He joined the firm in 2011. Prior to joining William Blair, he was a Managing Partner at Singer Partners, LLC from 2009 to 2011. Prior to that, he was with UBS Global Asset Management (Americas) Inc. from 2000 to 2009. During his time at UBS Global Asset Management (Americas) Inc., he served as the head of currency analysis and strategy for UBS Global Investment Solutions Group from 2000 to 2009. Education: BSc, University of Manchester (UK).

The Commodity Fund is co-managed by John Abunassar, Peter Carl, D. Trowbridge Elliman III, Jason Moede, Christopher Walvoord and Brian Ziv. Messrs. Abunassar, Carl, Elliman, Moede, Walvoord and Ziv are responsible for investment strategy, manager research, asset allocation, and portfolio construction. The Commodity Fund’s fixed-income investments are selected by members of the Advisor’s fixed-income group.

John Abunassar, an Associate of William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, he was a principal of Guidance Capital LLC and a member of its investment committee. Prior to joining Guidance Capital in November 2009, he was President and CEO of Allegiant Asset Management and was also President and CEO of the Allegiant Funds. Prior to joining Allegiant, Mr. Abunassar spent 11 years with Banc One Investment Advisors, where he was senior managing director of institutional asset management, a member of the Board of Directors, and a member of the investment management policy committee. Earlier in his career, Mr. Abunassar was an investment consultant with The Capital Control Group. He began his career as a pension consultant at Hewitt Associates. Education: B.A., Lake Forest College; M.B.A., Keller Graduate School of Management.

Peter Carl, an Associate of William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Carl was a portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to joining Guidance Capital in August 2006, Mr. Carl was Chief Operating Officer of Explorer Fund Advisors, where he developed and launched a quantitative global macro hedge fund. While at Explorer, he was responsible for portfolio and risk management, and infrastructure development. Before starting at Explorer in 2002, Mr. Carl was an Executive Director at Union Bank of Switzerland (“UBS”), where he developed risk management services for hedge funds. While at UBS he also managed an exclusive relationship with Prediction Company, an independent research and development firm, to create an equity market-neutral proprietary trading business. Prior to joining UBS, Mr. Carl worked for O’Connor and Associates, a boutique options-trading firm, from 1986 to 1992. Education: B.S., Northwestern University; M.B.A., University of Chicago.

D. Trowbridge Elliman III, an Associate of William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Elliman was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to the formation of Guidance Capital in July 2001, he was a Senior Vice President and Financial Advisor with Morgan Stanley. At Morgan Stanley he worked with several major financial institutions developing and marketing alternative investment products. He also worked closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund. Mr. Elliman has been in the investment management industry since 1980. Education: B.A., Hampshire College.

Jason Moede, an Associate of William Blair & Company, L.L.C., has co-managed the Commodity Fund since 2013. He joined the firm in 2011. Prior to joining the firm, Mr. Moede was a portfolio manager and quantitative strategist with TradeLink, LLC where he managed both proprietary and hedge fund portfolios in the systematic futures space. Prior to joining TradeLink, he co-founded and acted as Managing Director of Constellation Investment Group, LLC (a JV partner of TradeLink). At Constellation, he was responsible for the research, development, and management of the company’s equity market neutral hedge fund. Before launching Constellation in June 2003, Mr. Moede was a Director at BCG ValueScience, a subsidiary of the Boston Consulting Group, which focused on shareholder value creation and management strategies for Fortune 500 companies. Prior to joining BCG ValueScience in May 2000, he served as Business Development Manager at a subsidiary of Bechtel Enterprises from March 1997 to May 2000 and was an economist at Skadden, Arps, Slate, Meagher & Flom from September 1994 to March 1997. Mr. Moede has been in the investment industry since 1994. Education: B.A., Carleton College.

Christopher Walvoord, an Associate of William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Walvoord was a principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to joining Guidance Capital in August 2002, he was Director of Hedge Fund Investments at The Northern Trust Company. At Northern Trust, Mr. Walvoord oversaw all aspects of the investment process for the firm’s fund of hedge funds program. Prior to joining Northern Trust in August 1996, Mr. Walvoord was an associate in John Nuveen and Company’s Capital Markets Group, where he modeled municipal derivative transactions for investment banking clients. Education: B.S., University of Illinois; M.S., University of California Berkeley; M.B.A., University of Chicago.

Brian Ziv, a Partner of William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Ziv was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to the formation of Guidance Capital in July 2001, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley. He has continuous investment experience dating back to 1980. Mr. Ziv has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection. Prior to joining Graystone in 1994, he founded and managed Ziv Asset Management, a value-oriented equity management firm. The firm also provided a range of specialized investment services to several national investment firms. He has the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago and the CFA Institute. Education: B.A., Princeton University.

Prior Performance of a Similar Account—Commodity Fund

As of the date of this prospectus, the Commodity Fund’s portfolio management team manages a private fund (the “Similarly Managed Account”) which is the only account managed by the portfolio management team with an investment objective, policies and strategies substantially similar to those of the Commodity Fund. The historical performance data shown below represents the actual performance of the Similarly Managed Account. For the period from the Similarly Managed Account’s inception on January 1, 2010 through April 11, 2011, the Commodity Fund’s portfolio management team managed the Similarly Managed Account at Guidance Capital LLC. The Commodity Fund’s portfolio management team joined the Advisor on April 11, 2011 when the Advisor acquired Guidance Capital LLC and continued to manage the Similarly Managed Account as employees of the Advisor. The performance shown is not that of the Commodity Fund and is provided solely to illustrate the prior performance of the Commodity Fund’s portfolio management team in managing an account with a substantially similar investment objective, policies and strategies as the Commodity Fund. The prior performance of the Similarly Managed Account does not indicate the future performance of the Commodity Fund. Past performance of the Similarly Managed Account does not guarantee future performance. The performance of the Commodity Fund may be better or worse than the performance of the Similarly Managed Account due to, among other things, differences in portfolio holdings, fees and expenses, asset sizes and cash flows.

The tables below show the performance of the Similarly Managed Account for periods when the portfolio management team managed the Similarly Managed Account at Guidance Capital LLC (“Guidance Similarly Managed Account”) and separately for periods since the portfolio management team has managed the Similarly Managed Account as employees of the Advisor (“William Blair Similarly Managed Account”). Because the value and performance of the Similarly Managed Account are calculated only once per month, at month-end, the tables below reflect (1) the performance of the Guidance Similarly Managed Account for the period from January 1, 2010 (inception of the Similarly Managed Account) through March 31, 2011 (the month-end immediately prior to the Advisor’s acquisition of Guidance Capital LLC) and (2) the performance of the William Blair Similarly Managed Account from April 1, 2011 (the beginning of the month during which the Advisor acquired Guidance Capital LLC) through December 31, 2013.

Returns include all dividends, interest, realized and unrealized gains and losses. The performance information is presented net and gross of the Commodity Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” for Class N shares of 1.95% of average daily net assets in effect through February 28, 2014. As noted above, the value and performance of the Similarly Managed Account are calculated only once per month, at month-end. This method of calculation differs from the SEC’s formula for a registered investment company to calculate average annual total return.

The Similarly Managed Account is not a registered investment company under the Investment Company Act of 1940 (the “1940 Act”) and, as a result, has not been subject to the restrictions and investment limitations imposed by the 1940 Act and the Internal Revenue Code of 1986 (the “Code”) (including for example, diversification and liquidity requirements and restrictions on transactions with affiliates). The performance of the Similarly Managed Account may have been different had it been subject to regulation as an investment company under the 1940 Act and the Code.

Investors should not rely on this information as an indication of actual or future performance of the Commodity Fund. Performance results fluctuate, and there can be no assurance that objectives will always be achieved. Other methods of computing returns may produce different results, and the results for different periods will vary.

Average Returns on an Annualized Basis

	1 Year Ended December 31, 2013	April 1, 2011[1] to December 31, 2013
William Blair Similarly Managed Account:
Net of Fees[3]	(3.99)%	(8.52)%
Gross of Fees	(2.09)%	(6.70)%
Morningstar Long/Short Commodity Index[4] (reflects no deduction for fees, expenses or taxes)	5.20%	(5.24)%

Average Returns on an Annualized Basis

	1 Year Ended March 31, 2011	January 1, 2010[2] to March 31, 2011
Guidance Similarly Managed Account:
Net of Fees[3]	8.10%	4.41%
Gross of Fees	10.21%	6.46%
Morningstar Long/Short Commodity Index[4] (reflects no deduction for fees, expenses or taxes)	22.57%	17.58%

[1]	The beginning of the month during which the Advisor acquired Guidance Capital LLC
[2]	Inception of the Similarly Managed Account
[3]

The performance information is net of the Commodity Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” for Class N shares of 1.95% of average daily net assets in effect through February 28, 2014.

[4]

The Morningstar Long/Short Commodity Index is a commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat. The momentum rule compares a commodity’s price to its 12 month moving average. If at monthly rebalance a commodity price is above its 12 month moving average, the index will take a long position. If the price is below its 12 month moving average, the index will take a short position. However, if the commodity is in the energy sector and the price is below its 12 month moving average, the index takes a flat position (position moved to cash).

Custodian.    The Custodian for each Fund and for the Commodity Fund Subsidiary is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of each Fund’s net asset value. State Street Bank and Trust Company may serve as the Custodian for Individual Retirement Accounts (“IRAs”).

Transfer Agent and Dividend Paying Agent.    The Transfer Agent and Dividend Paying Agent is Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169.

YOUR ACCOUNT

CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to sell Class N shares.

Minimum Investments.    To open an account, the minimum initial investment for regular accounts or Individual Retirement Accounts (“IRAs”) is $2,500. To add to an account, the subsequent minimum investment is generally $1,000. The Funds may accept smaller amounts under a group payroll deduction or similar plan. Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. The minimum investment amounts may be changed at any time and may be waived for trustees, principals, officers or employees of the Trust or the Advisor. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements.

CLASS I SHARES

Class I shares are available for purchase exclusively by the following categories of investors:

•	institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees);

•	advisory clients of William Blair & Company, L.L.C. with a fee-based asset management account with William Blair & Company, L.L.C.;

•	tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans;

•	investment companies managed by the Advisor that invest primarily in other investment companies; and

•	employees of the Advisor and their family purchasing directly from the Distributor.

Minimum Investments.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply.

INSTITUTIONAL CLASS SHARES

The Institutional Class shares are designed for institutional investors, including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Institutional Class shares’ high minimum investment requirement. Each account must separately meet the minimum investment requirement. Institutional Class shares are not subject to a Rule 12b-1 fee or shareholder administration fee.

Minimum Investments.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. The Distributor may also waive the minimum initial investment of $5 million for investors who enter into a letter of intent with the Funds or the

Distributor. Certain exceptions to the minimum initial investment amount may apply. The initial investment must be accompanied by the Account Application and corporate resolutions, if applicable. The Trust does not impose any sales charges in connection with purchases of Institutional Class shares, although service agents and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

ADDITIONAL INFORMATION FOR CLASS N AND CLASS I SHARES

Distribution Agreement.    The Trust has adopted a plan under Rule 12b-1 of the 1940 Act that applies only to Class N shares that provides for a fee at the annual rate of 0.25% of each Fund’s average daily net assets attributable to Class N shares to compensate the Distributor for distribution and other services provided to shareholders of Class N. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares and may cost more than other types of sales charges. As a result, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

Shareholder Administration Agreements.    The Funds have entered into Shareholder Administration Agreements with the Advisor that provide for a fee at the annual rate of 0.15% of the average daily net assets of each Fund’s Class N shares and Class I shares to compensate the Advisor for shareholder administration services provided to each Fund in connection with Class N shares and Class I shares.

Other Payments.    Class N and Class I shares of the Funds may reimburse the Advisor for fees paid on a Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be platform access fees, fees based on the number of subaccounts serviced or fees based on average net assets held in the Funds for Class N and Class I shares.

The Distributor, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to certain intermediaries (“revenue sharing”). Such revenue sharing payments are in addition to distribution fees, fees paid pursuant to the Shareholder Administration Agreements or fees paid for sub-administration, sub-transfer agency or other services by the Funds for Class N and Class I shares. The Distributor may pay firms for administrative, sub-accounting, or shareholder processing services and/or for providing Class N shares or Class I shares of the Funds with “shelf space” or access to a third party platform, inclusion of Class N shares or Class I shares of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing the Distributor access to an intermediary’s conferences and meetings and other forms of marketing support. The level of revenue sharing payments made may be a fixed fee or based on one or more of the following factors: current assets and/or number of accounts for Class N or Class I shares attributable to the intermediary or fund type or other measure agreed to by the Distributor and the intermediary. The amount of revenue sharing payments is different for different intermediaries.

The Distributor currently makes revenue sharing payments in amounts that range from 0.05% to 0.13% of the assets of the Funds’ Class N and Class I shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Funds or availability of the Funds through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information.

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

Purchase Price.    The Funds are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to a Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

Note:    All purchases made by check should be in U.S. dollars and made payable to William Blair Funds, or in the case of a retirement account, the custodian or trustee of such account. Third party checks generally will not be accepted. When purchases are made by check or periodic account investment, a Fund may delay sending redemption proceeds until it determines that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind.    You may, subject to the approval of a Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call the Funds at 1-800-742-7272 if you would like to purchase shares of a Fund with other securities. Such purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to a Fund.

Right to Reject Your Purchase Order.    The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; refuse an investment in a Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

Short-Term and Excessive Trading.    The Trust and the Funds are designed for long-term investors. The Funds discourage and do not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders. Short-term and excessive trading in Fund shares can also negatively impact a Fund’s long-term performance by requiring the Fund to maintain more assets in cash or to liquidate holdings at a disadvantageous time. These risks may be more pronounced for the Macro Fund because of its investment in securities that are susceptible to pricing arbitrage (e.g., international securities, emerging markets securities and small cap securities).

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. Each Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. Each Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Advisor uses certain materiality and volume thresholds to detect short-term or excessive trading, but otherwise seeks to apply the policies uniformly to all shareholders, as described in more detail below.

Some Fund shares are held through omnibus account arrangements, whereby a broker-dealer, investment adviser, retirement plan sponsor or other financial intermediary maintains an omnibus account with a Fund for trading on behalf of its customers. For such accounts, the Advisor generally seeks to monitor trading activity at the omnibus level in an attempt to identify disruptive trades using certain thresholds. However, shareholders seeking to engage in short-term or excessive trading may use a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to prevent short-term or excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Also, the ability of the Funds and their agents to detect and curtail short-term and excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect short-term or excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Under agreements that the Funds have entered into with intermediaries, the Funds may request transaction information from intermediaries at any time to determine whether there has been short-term trading by the intermediaries’ customers. The Funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the Funds at their request. If short-term trading is detected at the individual account or participant level, the Funds will request that the intermediary a) continue to monitor the individual or participant, b) issue the individual or participant a warning, or c) ban the individual or participant from making further purchases of Fund shares. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Funds’ policies and procedures. There is no assurance that the Funds’ policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

By Mail

Opening an Account—Class N shares and Class I shares.    To open a new account for Class N shares or Class I shares of a Fund by mail, make out a check for the amount of your investment, payable to “William Blair Funds.” Complete the account application included with this Prospectus and mail the completed application and the check to the Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

Adding to an Account—Class N shares and Class I shares.    To purchase additional Class N shares or Class I shares, make out a check for the amount of your investment, payable to “William Blair Funds” and mail the check, together with a letter that specifies the Fund name, the account number and name(s) in which the account is registered to Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

Opening or Adding to an Account—Institutional Class shares.    Opening a new account or adding to an account for Institutional Class shares may only be done by wire. See “By Wire” below.

By Wire

Opening an Account—Class N shares and Class I shares.    First, call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by BFDS and mail it to William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Adding to an Account—Class N shares and Class I shares.    To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

In your request, specify the name of the Fund in which you are investing, your account number and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

Opening or Adding to an Account—Institutional Class shares.    First, call the Distributor at 1-800-742-7272 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by the Distributor and mail it to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606.

By Telephone

Opening an Account.    See “By Wire.”

Adding to an Account.    Call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). You may then pay for your new shares by wire or by mail, except for Institutional Class shares which may only be paid for by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

By Mail

To redeem Class N shares, Class I shares or Institutional Class shares by mail, send a written redemption request signed by all account owners to Boston Financial Data Services, Inc., P. O. Box 8506, Boston, Massachusetts 02266-8506.

Written redemption requests must include:

—	a letter that contains your name, your assigned account number, the Fund’s name and the dollar amount or number of shares to be redeemed; and

—	any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by BFDS or the Distributor.

By Wire

To redeem some or all of your shares by wire, you may contact BFDS, by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application, for Class N shares and Class I shares, a voided, unsigned check or deposit slip for your bank account, and for Institutional Class shares, a corporate resolution authorizing those able to act on your behalf.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application.    Contact BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Note:    Telephone redemption requests should NOT be directed to the Trust or to the Distributor.

Signature Guarantees. A signature guarantee may be required to redeem Class N shares and Class I shares in certain instances. A signature guarantee is not required for redemptions of Institutional Class shares. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of FINRA or an exchange, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request with respect to Class N shares or Class I shares must include a signature guarantee if any of the following situations apply:

—	You wish to redeem shares having a value of $75,000 or more in a single transaction;

—	Your account registration has changed; or

—	You want a check in the amount of your redemption to be mailed to a different address from the one on your account application (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

Redemption Price.    The redemption price is the net asset value next calculated after receipt of your redemption request in proper order by the Distributor, Transfer Agent or a designated agent thereof. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them.

Payment for Redeemed Shares.    Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by BFDS of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Delayed Proceeds.    The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind.    If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value for the Funds’ shares. Shareholders receiving securities or other financial assets may realize a gain or loss for federal income tax purposes as a result of the redemption, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90-day period for any one shareholder of record.

Automatic Redemptions.    The Trust reserves the right to redeem your shares in any account that, following a redemption, is below a specified minimum amount. Currently, the minimum for Class N shares is $2,500 per account for regular accounts and IRAs, for Class I shares is $500,000 per account for regular accounts and IRAs, and for Institutional Class shares is $5 million, unless the reduction in value is due solely to market depreciation.

Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange Class N shares or Class I shares of a Fund for the same class of shares of another Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. Class I shares of a Fund may also be exchanged for Class N shares of the William Blair Ready Reserves Fund. You may not exchange Institutional Class shares. Exchanges into a closed Fund are precluded unless the shareholder already has an open account in that Fund. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested. Shares of a Fund with a value in excess of $1 million acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). Each Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. Exchanges will result in the recognition for federal income tax purposes of gain or loss on the shares exchanged. You should obtain and carefully read the prospectus of the Fund you want to exchange into prior to making an exchange. You may obtain a prospectus by calling 1-800-635-2886 or by going to the Trust’s website at williamblairfunds.com.

By Mail

You may request an exchange of your shares by writing a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to William Blair Funds, Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, BFDS will honor your requests to exchange shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor BFDS will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or BFDS reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends.    The Funds may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

Capital Gain Distributions.    The Funds may realize capital gains whenever they sell securities for a higher price than they paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that a Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers available from prior years.

As a shareholder, you are entitled to your portion of a Fund’s net income and gains on its investments. Each Fund passes its earnings along to you as dividends and distributions. Each Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the reinvestment date.

When Dividends are Paid.    All income dividends, if any, and capital gain distributions, if any, generally will be paid annually in December and/or January. The Funds may vary these dividend practices at any time. Income dividends and any capital gain distributions made by a Fund will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (see “Your Account—Federal Income Taxes”).

FEDERAL INCOME TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, the federal income tax implications of your investment in a Fund include the following:

Taxes on Distributions.    Each Fund’s distributions from current and accumulated earnings and profits are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different tax rates depending upon the type of security and the length of time the Fund holds the security generating the income or gain that is distributed. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes. After the close of each calendar year, the Funds will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, net investment income, including interest and dividends (other than “qualified dividend income”), and net short-term capital gains are taxed as ordinary income. Distributions of qualified dividend income will generally be taxed to individuals and other non-corporate shareholders at rates applicable to long-term capital gains, provided the Fund and the shareholder each satisfy certain holding period and other requirements. Net capital gain distributions are taxed at long-term capital gain rates regardless of how long you have held your shares. For the Macro Fund, a portion of the Fund’s dividends may be eligible for treatment as “qualified dividend income.” The Commodity Fund’s dividends are not expected to be eligible for treatment as “qualified dividend income.”

Taxes on Transactions.    Redemptions of Fund shares and exchanges for shares of other William Blair Funds are generally treated as a sale of such shares subject to federal income taxation and possibly state and local taxation. If the shares are held as a capital asset, then you will recognize, subject to the discussion below, a capital gain or loss measured by the difference between your basis in your shares and the price that you receive when you sell (or exchange) such shares. The capital gain or loss upon a sale, exchange or redemption of Fund shares will generally be a short-term capital gain or loss if such shares were held for one year or less, and will be a long-term capital gain or loss if such shares were held for more than one year. Long-term capital gains are generally taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 20%. Any loss recognized on the redemption of shares held six months or less, however, will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. If you realize a loss on the redemption or exchange of Fund shares and acquire within 30 days before or after such redemption or exchange shares of the same Fund (including through reinvestment of dividends) or substantially identical stock or securities, the two transactions may be subject to the “wash sale” rules of the Internal Revenue Code of 1986, as amended (the “Code”), resulting in a postponement of the recognition of such loss for federal income tax purposes. Capital losses may be subject to limitations on their use by a shareholder.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Effect of Foreign Taxes.    Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce a Fund’s distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, each Fund will attempt to operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable.

“Buying a Dividend.”    If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return. See “Your Account—Dividends and Distributions” for payment schedules, and call the Distributor if you have further questions.

Tax Withholding.    The Funds may be required to withhold U.S. federal income tax at a rate of 28% on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications or who have been notified (or when the Fund is notified) by the IRS that they are subject to backup withholding.

Investment in the Subsidiary.    Each Fund intends to qualify and be treated each year as a “regulated investment company” (“RIC”) under the Code, such that the Fund will not be subject to federal income tax on income and capital gains distributed to shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Income from direct investments in commodities and certain commodity-linked derivatives is not qualifying income. Thus, a Fund’s ability to pursue its investment strategy and achieve its investment objectives may be limited by its intention to qualify as a RIC. The Commodity Fund’s investments in Underlying Vehicles and any direct investments by the Commodity Fund and the Macro Fund in commodity-linked derivative instruments will be made through the Commodity Fund Subsidiary and the Macro Fund Subsidiary, respectively. The Funds have applied for a private letter ruling from the IRS confirming that income derived from their investment in their respective Subsidiaries will constitute qualifying income to the Fund. However, the IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The Commodity Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary. Advice of tax counsel is not binding of the IRS or the courts.

Another requirement for qualifying for the special tax treatment accorded RICs and their shareholders under the Code is that a fund must satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the fund’s total assets may be invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, so long as the Funds are subject to this limit, each Fund may not invest more than 25% of the value of its total assets in its respective Subsidiary. If a Fund were to fail to meet the income or diversification test described above, a Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from its earnings and profits would be taxable to shareholders as dividend income.

The foregoing is only intended as a brief summary of certain federal income tax issues relating to investment in a Fund by shareholders subject to federal income tax. Shareholders should consult their tax advisor about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in a Fund.

For a more detailed discussion of federal income taxes, see the Statement of Additional Information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Funds provide a variety of services to help you manage your account.

Automatic Sweep Program.     Holders of Class N and Class I shares can purchase shares of the William Blair Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account. The rules of the automatic sweep program are set forth in your William Blair brokerage account agreement.

Dividend Options.     You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to BFDS. Dividends and distributions are treated the same for federal income tax purposes whether reinvested in additional shares or received in cash.

1. Automatic Dividend Reinvestment Plan.     The Funds automatically reinvest all income dividends and capital gain distributions in additional shares of stock at net asset value on the reinvestment date. (For more information, see “Your Account—Dividends and Distributions.”)

2. Cash-Dividend Plan.     You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

3. Automatic Deposit of Dividends.     You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

Automatic Investment Plan.     On your account application for Class N shares or Class I shares of a Fund, you may authorize BFDS to automatically withdraw an amount of money (minimum $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to BFDS.

Systematic Withdrawal Plan.     You may establish this plan with Class N shares or Class I shares presently held or through a new investment, which should be at least $2,500 for Class N shares and $500,000 for Class I shares. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

Retirement Plans.     The Funds offer a variety of qualified retirement plans, including several types of Individual Retirement Accounts (“IRAs”) (e.g., traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts formerly known as education IRAs), Simplified Employee Pension Plans (“SEPs”) and other qualified retirement plans. Additional information concerning such plans is available from the Funds.

The minimum initial retirement plan investment is $2,500 for Class N shares and $500,000 for Class I shares. The minimum subsequent investment is $1,000 for Class N shares, and there is no minimum for subsequent investments in Class I shares. State Street serves as custodian for IRAs. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:

—	participation is voluntary;

—	you may terminate or change a plan at any time without penalty or charge from the Funds;

—	the Funds will pay any additional expenses that they incur in connection with such plans;

—	on your account application, you may select a plan or plans in which to invest;

—	additional forms and further information may be obtained by writing or calling the Funds;

—	the Funds reserve the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

—	the Funds reserve the right to waive investment minimums at the discretion of the Distributor; and

—	the Funds require a copy of the trust agreement when shares are to be held in trust.

Written Confirmations.     Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

Use of Intermediaries.     If you purchase or redeem shares through an investment dealer, bank or other institution (each, an “intermediary”), that intermediary may impose charges for its services in addition to the fees charged by a Fund. These charges could reduce your yield or return. In addition, when you place orders with an intermediary, you are not placing your orders directly with a Fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Funds on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut-off times for investment and other trading restrictions. You should consult your intermediary directly for information regarding its conditions and fees. The Funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Transfer of Shares.     Fund shares may be transferred by a written request addressed to the Trust and delivered to BFDS, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees, if applicable, and documents as would be required for a redemption, together with specimen signatures of all transferees.

Suspension of Offering or Rejection of Purchase Orders.     The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and/or the Trust or the Distributor may reject purchase orders from an investor or an intermediary. From time to time, the Trust may suspend the offering of shares of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

Consultation With a Professional Tax Advisor is Recommended, both because of the complexity of federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

Shareholder Rights.     All shares of each Fund have equal rights with respect to dividends, assets and liquidation of the Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of the William Blair Funds will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Funds will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing trustees, changing fundamental policies or approving a material amendment to the management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

Householding.     In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

A Fund’s net asset value is the value of its total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price. Each Fund’s current share price is available on the Fund’s website www.williamblairfunds.com.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time), on each day when the Exchange is open. A Fund does not price its shares on days when the Exchange is closed for trading.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Funds’ custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when net asset value is not calculated. Consequently, the value of the net assets held by a Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

Domestic Equity Securities.     The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in mutual funds, which are not traded on an exchange, are valued at their respective net asset value per share.

Foreign Equity Securities.     The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Domestic and Foreign Fixed-Income Securities.     Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Derivative Instruments.     Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service. The swaps entered into by the Macro Fund are valued by an independent pricing service using simulation pricing models. The simulation pricing models value the underlying reference entities within the swaps based on readily observable market prices.

Subsidiary.    A Fund’s shares of its respective Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as the Fund. In addition, for the Commodity Fund, the Commodity Fund Subsidiary’s investment in a Swap is fair valued based on the calculation of the Underlying Index by the Swap counterparty or a third-party index calculation agent. The fair value of a Swap is based primarily on the underlying baskets of commodity investments on which the Underlying Index is calculated. A Swap counterparty or a third-party index calculation agent calculates the relevant Underlying Index on each index business day, which generally is any day that the commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and New York City and on which TARGET (the Trans-European Automated Real-time Gross settlement Express Transfer system) is open.

Other Valuation Factors.     Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see other sections of this prospectus, including the Summary, Additional Information Regarding Investment Objectives and Strategies, and Principal Risks as well as the Statement of Additional Information.

Asset-Backed Securities.     Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

Corporate Debt Securities.     Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. Each Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Derivatives.     Each Fund may engage in derivatives for hedging purposes, to maintain liquidity or to seek total return. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Options.     An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures.     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts.     A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Macro Fund may enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Macro Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Advisor. The use of currency transactions can result in the Macro Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Swaps.     Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps.     A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Exchange-Traded Funds (“ETFs”).     The Macro Fund invests in ETFs. An ETF is an investment company that generally seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When the Macro Fund invests in an ETF, shareholders of the Macro Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Macro Fund’s fees and expenses. The Macro Fund may invest in certain ETFs beyond the limits currently imposed by Section 12(d)(1)(A) of the 1940 Act in reliance on orders for exemptive relief obtained by the ETFs from such limitations from the Securities and Exchange Commission (“SEC”), subject to the ETFs and the Macro Fund complying with the conditions of the orders.

Exchange-Traded Notes (“ETNs”).     The Macro Fund may invest in ETNs. An ETN is a security that combines aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or a specific strategy and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Macro Fund invests in an ETN, shareholders of the Macro Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Macro Fund’s fees and expenses.

Initial Public Offerings (“IPOs”).     The Macro Fund may participate in IPOs. IPOs are subject to high volatility and are of limited availability. The Macro Fund’s ability to obtain allocations of IPOs is subject to allocation by members of the underwriting syndicate to various clients and allocation by the Advisor among its clients. When the Macro Fund is small in size, the Macro Fund’s participation in IPOs may have a magnified impact on the Macro Fund’s performance.

Mortgage-Backed Securities.     Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Mortgage-Backed To-Be-Announced (TBA) Securities.     Each Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the to-be-announced (TBA) market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date; however, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date. Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio. Each Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.” In a TBA roll, a Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement. TBA rolls may cause a Fund to experience higher portfolio turnover which may increase taxable gains.

Preferred Stock.     The Macro Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

Private Placements.     Each Fund may purchase securities in private placement transactions. Investments in private placements may be difficult to sell at the time and at the price desired by a Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of a Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Publicly Traded Partnerships (“PTPs”).     The Macro Fund may invest in PTPs. PTPs include master limited partnerships and certain other partnerships that meet conditions contained in the Code. A PTP is generally taxed as a corporation for federal income tax purposes. However, if a PTP derives a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources, it may be treated as a partnership for federal income tax purposes. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

Real Estate Investment Trusts (“REITs”).     The Macro Fund may invest in REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. Exposure to real estate markets, through securities of REITs or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Repurchase Agreements.     Repurchase agreements are instruments under which a Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during a Fund’s holding period. Each Fund currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Advisor must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, a Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income.

Royalty Income Trusts.     Royalty income trusts can be organized in a variety of ways in the United States, Canada and other countries. Beneficial units in royalty income trusts generally represent a profits interest in the production of oil or other minerals.

Rule 144A Securities.     Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities.

Short Sales.     The Macro Fund can sell securities short. Selling securities short involves selling securities the seller (e.g., the Macro Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

U.S. Government Securities.     These are fixed-income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the U.S. Government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

When-Issued and Delayed Delivery Securities.     From time to time, in the ordinary course of business, a Fund may purchase newly issued securities appropriate for the Fund on a “when-issued” basis, and may purchase or sell securities appropriate for the Fund on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow a Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by a Fund and, for delayed delivery purchases, no interest accrues to a Fund. Because a Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Advisor’s ability to manage the Fund’s assets may be affected by such commitments. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand each Fund’s financial performance for past years. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request (see back cover). Net investment income (loss) per share is based on the average shares outstanding during the year. The Financial Highlights for the Institutional Class shares of the Commodity Fund are not set forth because no Institutional Class shares of the Fund had been issued as of October 31, 2013.

William Blair Macro Allocation Fund

	Class N
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11
Net realized and unrealized gain (loss) on investments	1.59	1.24

Total from investment operations	1.64	1.35
Less distributions from:
Net investment income	0.11	0.07
Net realized gain	0.20	—

Total distributions	0.31	0.07

Net asset value, end of period	$12.61	$11.28

Total return (%)*	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.35
Expenses, net of waivers and reimbursements	1.49	1.41
Expenses, before waivers and reimbursements	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.37	1.18
Net investment income (loss), before waivers and reimbursements	0.08	(0.36)
Class N net assets at end of period	$97,498,350	$10,045,079
Portfolio turnover rate (%)*	10	40
	Class I
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.16
Net realized and unrealized gain (loss) on investments	1.60	1.22

Total from investment operations	1.67	1.38
Less distributions from:
Net investment income	0.12	0.07
Net realized gain	0.20	—

Total distributions	0.32	0.07

Net asset value, end of period	$12.66	$11.31

Total return (%)*	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.10	1.10
Expenses, net of waivers and reimbursements	1.24	1.18
Expenses, before waivers and reimbursements	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.45	(0.09)
Class I net assets at end of period	$224,860,278	$23,094,688
Portfolio turnover rate (%)*	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.

William Blair Macro Allocation Fund

Institutional Class
Period Ended October 31,
2013(a)
Net asset value, beginning of period	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.03

Total from investment operations	0.03
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$12.66

Total return (%)*	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.95
Expenses, net of waivers and reimbursements	1.00
Expenses, before waivers and reimbursements	1.11
Net investment income (loss), net of waivers and reimbursements	(0.99)
Net investment income (loss), before waivers and reimbursements	(1.10)
Institutional Class net assets at end of period	$5,013,692
Portfolio turnover rate (%)*	10

(a)	For the period from October 21, 2013 (Commencement of Operations) to October 31, 2013.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.

William Blair Commodity Strategy Long/Short Fund

	Class N
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.41)	(0.09)

Total from investment operations	(0.44)	(0.11)
Less distributions from:
Net investment income	0.03	—
Net realized gain	—	—

Total distributions	0.03	—

Net asset value, end of period	$9.42	$9.89

Total return (%)*	(4.41)	(1.10)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.95	1.95
Expenses, before waivers and reimbursements	3.77	5.88
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.30)
Net investment income (loss), before waivers and reimbursements	(2.14)	(4.23)
Class N net assets at end of period	$1,109,757	$1,146,277
Portfolio turnover rate (%)*	33	5

	Class I
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00^
Net realized and unrealized gain (loss) on investments	(0.41)	(0.09)

Total from investment operations	(0.42)	(0.09)
Less distributions from:
Net investment income	0.04	—
Net realized gain	—	—

Total distributions	0.04	—

Net asset value, end of period	$9.45	$9.91

Total return (%)*	(4.26)	(0.90)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.70	1.70
Expenses, before waivers and reimbursements	3.53	5.55
Net investment income (loss), net of waivers and reimbursements	(0.07)	(0.05)
Net investment income (loss), before waivers and reimbursements	(1.90)	(3.90)
Class I net assets at end of period	$12,035,328	$11,835,553
Portfolio turnover rate (%)*	33	5

(a)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.
^	Amounts are less than 0.005 per share.

FOR MORE INFORMATION

More information about the Funds is available without charge, upon request, including the following:

Semi-Annual/Annual Reports

The Semi-Annual and audited Annual Reports to shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Advisor believes significantly affected each Fund’s performance in its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To obtain information:

By telephone

For Class N and Class I Shares

Call: 1-800-635-2886

(In Massachusetts 1-800-635-2840)

For Institutional Class Shares

Call: 1-800-742-7272

By mail

Write to:

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

or

Boston Financial Data Services, Inc.

(the Funds’ Transfer Agent)

P.O. Box 8506

Boston, MA 02266-8506

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (1-202-551-8090) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room Section, Washington, D.C. 20549-1520.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. The Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust’s information, including but not limited to the Prospectus, SAI, Semi-Annual and Annual Reports and Application, can be viewed online at www.williamblairfunds.com.

William Blair Funds	March 1, 2014

Investment Company Act File No.: 811-5344

William Blair Funds

Prospectus

Multi-Asset and Alternative Funds

Macro Allocation Fund

Commodity Strategy Long/Short Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606

00097794